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                                                                    EXHIBIT 10.2

                                                                 EXECUTION COPY


                 AMENDED AND RESTATED CONSENT AND MODIFICATION


                  This Amended and Restated Consent and Modification to Master Lease (this "Consent") is made as of November 14, 2002 by and between SOUTHERN TOWERS, INC., a Delaware corporation ("Assignor"), and CA/NV TOWER HOLDINGS, LLC, a Delaware limited liability company ("Assignee") and SBC TOWER HOLDINGS LLC, a Delaware limited liability company ("Landlord"), and each of SBC WIRELESS LLC, a Delaware limited liability company ("SBC Guarantor"), and SPECTRASITE HOLDINGS, INC., a Delaware corporation ("SpectraSite Guarantor"). When used in this Consent, the capitalized terms have the meanings ascribed thereto in the Southern Towers Assignment and Assumption Agreement (the "Assignment and Assumption Agreement") which is to be executed at the Closing (as defined in the SpectraSite NewCo Purchase Agreement) unless otherwise defined herein. The term "SpectraSite NewCo Purchase Agreement," as used herein, shall mean that certain SpectraSite NewCo Purchase Agreement, dated as of May 15, 2002, by and among Cingular Wireless LLC, SpectraSite Guarantor, Assignor, SpectraSite Communications, Inc. and Assignee, as modified by the November Agreement of even date herewith (the "November Agreement").

                  WHEREAS, in connection with the November Agreement, the parties hereto desire to amend and restate the Consent and Modification Agreement, dated as of May 15, 2002, by and among the parties hereto (the "Original Consent").

                  NOW, THEREFORE, in consideration of the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which each party hereby acknowledges, the parties agree to amend and restate the Original Consent in its entirety as follows:

                  1. CONSENT. Subject to the terms and conditions contained in this Consent, and further subject to and effective upon the consummation of the subsequent sale of the Membership Interest (as defined in the SpectraSite NewCo Purchase Agreement) to Buyer (as defined in the SpectraSite NewCo Purchase Agreement) and satisfaction or waiver of other conditions as required by the SpectraSite NewCo Purchase Agreement (collectively, the "Consent Conditions"), Landlord hereby consents to the transactions contemplated by the Assignment and Assumption Agreement, including the assignment by Assignor of the Contributed Assets and the acceptance of the Contributed Assets and assumption of the Assumed Liabilities by Assignee. In addition and without limiting the foregoing, Landlord hereby consents to the sale of the Membership Interest (as defined in the SpectraSite NewCo Purchase Agreement) to Buyer pursuant to the SpectraSite NewCo Purchase Agreement.

                  2. CONFIRMATION. With respect to the Sites, Landlord, Assignor and Assignee hereby ratify and confirm their respective obligations under the Assigned Leases and confirm each to the other that as of the Effective Date, each of the Assigned Leases are in full force and effect.


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                  3.       MODIFICATION. Subject to and effective upon
satisfaction or waiver of the Consent Conditions, Landlord, Assignor and Assignee hereby modify the Master Lease as follows:

                           3.1      Section 3(b) of the Master Lease is hereby
modified and amended to recognize the assignment to, and assumption by, Assignee of Assignor's interest in the Sites and upon the Effective Date, to sever the Master Lease so that the Master Lease shall be deemed to constitute, and operate as, two separate (and identical in all respects other than the Sites and the parties thereto) master leases as follows: 1) one master lease between Assignee and Landlord (the "Site Master Lease") as to the Sites covered by the Assignment, which together with the applicable Site Designation Supplements, shall be deemed to constitute a single sublease covering the Subleased Property of all of such Sites and 2) the other master lease between Landlord and Assignor (the "Remaining Site Master Lease") as to all other Sites subject to the Master Lease (the "Remaining Sites"), together with all other applicable Site Designation Supplements, shall be deemed to constitute a separate single sublease of all of the Remaining Sites. The parties agree that as of the Effective Date, the only difference between the Remaining Site Master Lease and Site Master Lease will be the parties thereto and which site locations are covered thereby so that the definition of "Sites" will be deemed to be the Sites as to the Site Master Lease and the Remaining Sites as to the Remaining Site Master Lease. The parties acknowledge the Site Master Lease is not a new lease, merely a partial assignment of the Master Lease. From and after the Effective Date, the Site Master Lease and Remaining Site Master Lease shall constitute separate instruments and the parties to the Site Master Lease can modify or amend the Site Master Lease independently of, and without participation, execution or acknowledgement of the Assignor and such amendments will not effect the Remaining Site Master Lease and the SpectraSite guaranty shall not apply to the Site Master Lease; provided that nothing herein shall release the SpectraSite Guarantor from its obligations, responsibilities and liabilities with respect to the Master Lease to the extent such obligations, responsibilities and liabilities arose prior to the date hereof. Similarly, from and after the Effective Date, the parties to the Remaining Site Master Lease can modify or amend the Remaining Site Master Lease independently of, and without, participation, execution or acknowledgement of the Assignee and such amendments will not effect the Site Master Lease.

                           3.2      Except as expressly amended or modified
herein, the provisions of the Master Lease shall remain in full force and effect.

                  4.       MISCELLANEOUS

                           4.1      CAPTIONS; ARTICLES AND SECTIONS.

                  The captions contained in this Consent are for reference purposes only and are not part of this Consent. Unless otherwise indicated, all references to particular Articles or Sections shall mean and refer to the referenced Articles and Sections of this Consent.


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                           4.2      GOVERNING LAW.

                  The parties agree that this Consent shall be governed by and construed in all respects in accordance with the laws of the State of New York, without regard to its conflict of law or choice of law principles. The parties all expressly agree and acknowledge that the State of New York has a reasonable relationship to the parties and/or this Consent.

                           4.3      COUNTERPARTS.

                  This Consent may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

                           4.4      EFFECTIVENESS.

                  This Consent shall become effective upon the Closing Date (as defined in the SpectraSite NewCo Purchase Agreement) (the "Effective Date"); provided that if the SpectraSite NewCo Purchase Agreement is terminated in accordance with the terms thereof, this Consent shall be null and void.

                           4.5      ENTIRE AGREEMENT.

                  Except as otherwise expressly provided herein, this Consent constitutes the entire agreement between the parties and supersedes the Original Consent and all other prior agreements, understandings, representations and warranties both written and oral, between the parties hereto with respect to the subject matter hereof.


                         [EXECUTION ON FOLLOWING PAGE]


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                  IN WITNESS WHEREOF, each of the parties has caused this
Consent to be executed on its behalf by its duly authorized officers executed as of the later of the two signature dates below.


ASSIGNOR:                                  ASSIGNEE:

SOUTHERN TOWERS, INC.                      CA/NV TOWER HOLDINGS, LLC,
a Delaware corporation                     a Delaware limited liability company

By: /s/ STEPHEN H. CLARK                   By: Southern Towers, Inc.,
   ------------------------------              its sole Member
   Stephen H. Clark
   President and Chief Executive Officer   By: /s/ STEPHEN H. CLARK
                                              ---------------------------------
Date: November 14, 2002                       Stephen H. Clark
     ----------------------------             President and
                                              Chief Executive Officer

                                           Date: November 14, 2002
                                                -------------------------------


                                    JOINDER

         The undersigned Landlord and Guarantors join in for the sole purpose of consenting to the Assignment and Modification and severing of the Master Lease as contemplated hereby.

LANDLORD

SBC TOWER HOLDINGS LLC,
a Delaware limited liability company

By:  NEW SOUTHWESTERN BELL
     MOBILE SYSTEMS, INC., its
     Managing Member


     By: /s/ JAMES S. KAHAN
        ----------------------------------
     Name: James S. Kahan
          --------------------------------
     Title: President
           -------------------------------


SPECTRASITE GUARANTOR                        SBC GUARANTOR

SPECTRASITE HOLDINGS, INC.,                  SBC WIRELESS LLC, a Delaware
a Delaware corporation                       limited liability company

By: /s/ STEPHEN H. CLARK                     By: /s/ STEPHEN A. McGAW
   ---------------------------------            -------------------------------
Name: Stephen H. Clark                       Name: Stephen A. McGaw
     -------------------------------              -----------------------------
Title: President and                         Title: Executive Vice President -
       Chief Executive Officer                      Corporate Development
      ------------------------------               ----------------------------


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